SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 2, 2007


                       LEGEND INTERNATIONAL HOLDINGS, INC
                 (Exact Name of Company as Specified in Charter)



        Delaware                  000-32551              23-3067904
-------------------------    --------------------    --------------------
    (State or Other           (Commission File          (IRS Employer
    Jurisdiction of                 No.)             Identification No.)
     Incorporation)

     Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
     -----------------------------------------------------------------
            (Address of Principal Executive Offices)        (Zip Code)

Company's telephone number        61-3-8532-2800
Company's facsimile number        61-3-8532-2805
Company's email address           lgdi@axisc.com.au
Company's website address         www.lgdi.net


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Item 1.01  Entry into a Material Definitive Agreement

(i) Effective November 2, 2007, Legend International Holdings, Inc entered into an agreement with Iron Duyfken Pty Ltd to acquire three (3) project areas in the Georgina Basin of Queensland, Australia. Each project hosts a known and well documented, substantial deposit of phosphate rock (Cook, P.J, 1989, Howard, P.F, 1986). These deposits were delineated by earlier work conducted by previous major companies since 1967 and have been named the Lady Annie, Lady Jane and Thorntonia phosphate deposits. The deposits were defined in times when phosphate prices were low. Phosphate prices have risen considerably since those times due to increased world demand especially from China and India. Past feasibility studies on these deposits will be reassessed with a view to commercialization of the deposits, based on current prices. Legend agreed to pay A$500,000 and issue 500,000 shares of common stock as consideration.

(ii) Effective November 7, 2007, Legend International Holdings, Inc entered into an agreement with Ansett Resources & Industries Pty Ltd to acquire one (1) project area in the Georgina Basin of Queensland, Australia. The project hosts a known and well documented, substantial deposit of phosphate rock (Cook, P.J, 1989, Howard, P.F, 1986). The deposit was delineated by earlier work conducted by previous major companies since 1967 and have been named the D-Tree phosphate deposit. As set out above, the deposit was defined in times when phosphate prices were low. Phosphate prices have risen considerably since those times due to increased world demand especially from China and India. Past feasibility studies on this deposit will be reassessed with a view to commercialization of the deposit, based on current prices. Legend agreed to pay A$300,000 as consideration.

Item 3.02   Unregistered Sales of Equity Securities

(i) As set out in Item 1.01 (i) above, Legend International Holdings, Inc agreed to issue 500,000 shares of common stock as part consideration for three project areas.

(ii) Effective November 22, 2007, Legend International Holdings, Inc agreed to issue 75,000 shares of common stock as a result of the cashless exercise of 90,000 options expiring December 31, 2012.

(iii) Effective November 22 and 24, 2007, Legend International Holdings, Inc agreed to issue a total of 104,000 shares of common stock for investor relations and consulting services.

(iv) The securities described above were issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") under Section 4(2) of the Act and/or under Regulation S promulgated under the Act.

Item 9.01:  Financial Statements and Exhibits


99.1: Agreement with iron Duyfken Pty Limited dated November 2, 2007
99.2: Agreement with Ansett Resources & Industries Pty Ltd dated November 7,
      2007
99.3: Press Release dated November 15, 2007
99.4: Press Release dated November 16, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        LEGEND INTERNATIONAL HOLDINGS, INC.
                        (Company)

                        By: /s/ Peter Lee
                            ------------------------------
                                Peter Lee
                                Secretary

Dated: December 28, 2007